SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       December 10, 2003
                                                  ------------------------------


                       SAVANNAH ELECTRIC AND POWER COMPANY
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             (Exact name of registrant as specified in its charter)


       Georgia                       1-5072                58-0418070
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(State or other jurisdiction      (Commission            (IRS Employer
     of incorporation)            File Number)         Identification No.)


600 East Bay Street, Savannah, Georgia                               31401
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code  (912) 232-7171
                                                    ----------------------------


                                      N/A
         (Former name or former address, if changed since last report.)



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3



Item 5.         Other Events.

                On December 10, 2003, Savannah Electric and Power Company (the "Company") entered into an Underwriting Agreement covering the issue and sale by the Company of $25,000,000 aggregate principal amount of its Series E 4.90% Senior Notes due December 15, 2013 (the "Series E Senior Notes"). On December 11, 2003, the Company entered into an Underwriting Agreement covering the issue and sale by the Company of $35,000,000 aggregate principal amount of its Series F 5.50% Senior Notes due December 15, 2028 (the "Series F Senior Notes"). All of said notes were registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to the shelf registration statement (Registration Nos. 333-103772 and 333-103772-01) of the Company. Incorporation of Certain Documents by Reference

                Pursuant to Rule 411 of Regulation C under the Securities Act, and in reliance on XL Capital Assurance Inc. and XL Financial Assurance Ltd, SEC No-Action Letter (July 23, 2002), the Company does hereby incorporate by reference the consolidated financial statements of XL Capital Assurance Inc. and XL Financial Assurance Ltd as of December 31, 2002 and December 31, 2001, and for each of the three years in the period ended December 31, 2002, included in the Annual Report on Form 10-K of XL Capital Ltd into (i) this Current Report on Form 8-K; (ii) the Company's Registration Statement on Form S-3 (File Nos. 333-103772 and 333-103772-01) and (iii) the prospectus supplement dated December 11, 2003 relating to the Series F Senior Notes filed pursuant to Rule 424(b) under the Securities Act.

                In connection with the incorporation of such documents by reference, the Company is hereby filing the consent of PricewaterhouseCoopers LLP, independent accountants for XL Capital Assurance Inc., insurer of the Series F Senior Notes, to the use of its name in such prospectus supplement. The consent of PricewaterhouseCoopers LLP is filed herewith as Exhibit 23.1.

                Also, in connection with the incorporation of such documents by reference, the Company is hereby filing the consent of PricewaterhouseCoopers, independent accountants for XL Financial Assurance Ltd, to the use of its name in such prospectus supplement. The consent of PricewaterhouseCoopers is filed herewith as Exhibit 23.2.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

                (c) Exhibits.

                  1.1 Underwriting Agreement relating to the Series E Notes, dated December 10, 2003, between the Company and Banc One Capital Markets, Inc., as the Underwriter.

                  1.2 Underwriting Agreement, dated December 11, 2003, among the Company and Edward D. Jones & Co., L.P. and SunTrust Capital Markets, Inc., as the Underwriters.

                  4.1 Fifth Supplemental Indenture to Senior Note Indenture dated as of December 17, 2003, providing for the issuance of the Company's Series E 4.90% Senior Notes due December 15, 2013.

                  4.2 Sixth Supplemental Indenture to Senior Note Indenture dated as of December 17, 2003, providing for the issuance of the Company's Series F 5.50% Senior Notes due December 15, 2028.

                  4.7 Form of Series E 4.90% Senior Note due December 15, 2013 (included in Exhibit 4.1 above).

                  4.8 Form of Series F 5.50% Senior Note due December 15, 2028 (included in Exhibit 4.2 above).

                  5.1 Opinion of Troutman Sanders LLP relating to the Series E Senior Notes.

                  5.2 Opinion of Troutman Sanders LLP relating to the Series F Senior Notes.

                  12.1     Computation of ratio of earnings to fixed charges.

                  23.1     Consent of PricewaterhouseCoopers LLP.

                  23.2     Consent of PricewaterhouseCoopers.



                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     December 17, 2003              SAVANNAH ELECTRIC AND POWER COMPANY



                                         By /s/Wayne Boston
                                             Wayne Boston
                                         Assistant Secretary